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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

      Date of Report (Date of earliest event reported): September 15, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES CMT-1)
             (Exact name of registrant as specified in its charter)

            DELAWARE                001-32142                   13-3891329
        (State or other       (Commission File #)           (I. R. S. Employer
        jurisdiction of                                     Identification No.)
         incorporation)

     WORLD FINANCIAL CENTER,                                     10080
       NEW YORK, NEW YORK                                     (Zip Code)
      (Address of principal
       executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS

             Not applicable.

SECTION 2.   FINANCIAL INFORMATION

             Not applicable.

SECTION 3.   SECURITIES AND TRADING MARKETS

             Not applicable.

SECTION 4.   MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

             Not applicable.

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

             Not applicable.


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SECTION 6.   [RESERVED]

SECTION 7.   REGULATION FD

             Not applicable.

SECTION 8.   OTHER EVENTS

         ITEM 8.01    OTHER EVENTS

              99.1 Distribution to holders of the PPLUS Trust Certificates Series CMT-1 on September 15, 2005.


                           For information with respect to the underlying
                      securities held by PPLUS Trust Series CMT-1, please refer to Comcast Corporation's (Commission file number 000-50093) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantors and the underlying securities issuer have filed electronically with the SEC.

                           Although we have no reason to believe the information
                      concerning the underlying guarantees and the underlying securities or the underlying securities guarantors and the underlying securities issuer contained in the underlying securities guarantors' Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities guarantors and underlying securities issuer (including, without limitation, no investigation as to their respective financial condition or creditworthiness), the underlying securities and underlying guarantees has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantors as you would obtain and evaluate if you were investing directly in the underlying securities and the underlying guarantees or in other securities issued by the underlying securities issuer or the underlying securities guarantors. There can be no assurance that events affecting the underlying securities and underlying guarantees or the underlying securities issuer and underlying securities guarantors have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial statements of business acquired.

                      Not Applicable.

                  (b) Pro forma financial information.

                      Not Applicable.

                  (c) Exhibits.

                      99.1 Trustee's report in respect of the September 15, 2005 distribution to holders of the PPLUS Trust Certificates Series CMT-1.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

Date: September 23, 2005                    By:      /s/ Stephan Kuppenheimer
                                                     ---------------------------
                                            Name:    Stephan Kuppenheimer
                                            Title:   President








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                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the September 15, 2005 distribution to holders of the PPLUS Trust Certificates Series CMT-1.